UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 21, 2018 (December 19, 2018)

PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

235 East 42nd Street New York, New York	10017
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 733-2323
Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement
On December 19, 2018, Pfizer Inc. (“Pfizer”) entered into a stock and asset purchase agreement (the “Purchase Agreement”) with GlaxoSmithKline plc (“GSK”) and GlaxoSmithKline Consumer Healthcare Holdings Limited, a wholly owned subsidiary of GSK which holds GSK’s consumer healthcare business (the “Joint Venture”). Upon the terms and subject to the conditions set forth in the Purchase Agreement, Pfizer has agreed to sell the assets and liabilities constituting its worldwide consumer healthcare business to the Joint Venture in exchange for ordinary shares representing 32% of the share capital of the Joint Venture (the “Transaction”). GSK will retain a 68% equity interest in the Joint Venture. The Purchase Agreement and the Transaction have been unanimously approved by the board of directors of each of Pfizer and GSK.
The consummation of the Transaction is subject to customary closing conditions, including the approval of GSK’s shareholders pursuant to U.K. law and the receipt of required antitrust approvals. Each party is required under the Purchase Agreement to take all actions necessary to obtain such required antitrust approvals.
The Purchase Agreement contains certain representations, warranties and covenants of Pfizer and GSK, including covenants by each of the parties relating to conduct of their respective consumer healthcare businesses prior to the closing of the Transaction. In addition, each of Pfizer, GSK and the Joint Venture have agreed to indemnify each other for losses arising out of breaches of their respective representations, warranties and covenants and for certain liabilities related to each party’s business, subject to customary limitations.
The Purchase Agreement contains certain termination rights for both Pfizer and GSK, including the right to terminate the Purchase Agreement if the Transaction is not consummated by September 30, 2019, subject to extension by either party to March 31, 2020 in certain circumstances. In addition, in the event that Pfizer terminates the Purchase Agreement in connection with a failure to obtain GSK shareholder approval or an adverse change of recommendation of the GSK board of directors, then GSK will be required to pay Pfizer a termination fee of $900 million in cash.
At the closing of the Transaction, Pfizer, GSK, the Joint Venture and certain of their subsidiaries have agreed to enter into a shareholders’ agreement, which will govern the operation and management of the Joint Venture, a structuring considerations agreement, which will cover certain structuring and tax reporting matters related to the Joint Venture, and various other ancillary agreements, including, among others, a transition services agreement and manufacturing and supply agreements between Pfizer and the Joint Venture.

Forward-Looking Statements

The information contained in this report is as of the date of this report, and Pfizer assumes no obligation to update forward-looking statements contained in this report as a result of new information or future events or developments.

This report contains forward-looking information related to Pfizer, Pfizer’s and GSK’s consumer healthcare businesses and an agreement to create a joint venture to combine Pfizer’s and GSK’s consumer healthcare businesses that involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements in this report include, among other things, statements about the potential benefits of the proposed joint venture and transaction; the arrangements and transactions contemplated by the Purchase Agreement and related agreements and their possible effects; anticipated accretion, cost savings and joint venture synergies; the companies’ plans, objectives, expectations and intentions, the financial condition, results of operations and business of the proposed joint venture; the proposed joint venture’s products and potential; the levels of business with our customers, supplier and customer relationships and terms; possible new contracts or contract amendments and extensions; the anticipated impact of the deconsolidation of the Pfizer Consumer Healthcare business from Pfizer’s financial statements; GSK’s future plans to separate the joint venture as an independent company; the anticipated timing of closing of the transaction; competition, economic and business conditions; the level of capital expenditures, industry trends, competitive strengths; and changes in legislation, regulations, rates and policies. Risks and uncertainties include, among other things, risks related to the Purchase Agreement and related agreements and their possible effects; risks related to the satisfaction of the conditions to closing the transaction (including the failure to obtain necessary regulatory and GSK shareholder approvals) in the anticipated timeframe or at all and the possibility that the transaction does not close; the risk that a governmental or regulatory entity may prohibit, delay or refuse to grant approval for the consummation of the transactions contemplated by the Purchase Agreement and related agreements; the occurrence of any event, change or other circumstance that could give rise to the termination or modification of the Purchase Agreement and/or related agreements; risks related to the ability to realize the anticipated benefits of the transaction, including the possibility that the expected benefits and cost savings from the proposed transaction will not be realized or will not be realized within the expected time period; the potential impact of the announcement or consummation of the joint venture and the transaction on relationships with employees, vendors, suppliers, customers and competitors; the ability to retain key personnel; the risk that legal proceedings may be initiated related to the joint venture and the transaction; the risk that the businesses will not be integrated successfully; the possibility that a future separation of the joint venture may not occur; negative effects of the announcement or the consummation of the proposed transaction on the market price of Pfizer’s common stock and on Pfizer’s operating results; transaction costs; unknown liabilities; the risks associated with governance and control matters in minority investments; the risk of litigation and/or regulatory actions related to the proposed transaction; other business effects, including the effects of industry, market, economic, political or regulatory conditions; the risks associated with cross-border transactions; the risks associated with the financial markets, future exchange rates, interest rates and changes thereto; the risk of a material adverse effect that Pfizer or GSK or either of their respective consumer healthcare businesses may suffer as a result of disruption or uncertainty relating to the joint venture and the transaction; the risks associated with acquisitions, joint ventures, strategic investments and divestitures generally; changes in tax and other laws, regulations, rates and policies and interpretations thereof; outcomes of legal and regulatory matters; future business combinations or disposals; and competitive developments.

A further description of risks and uncertainties can be found in Pfizer’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and in its subsequent reports on Form 10-Q, including in the sections thereof captioned “Risk Factors” and “Forward-Looking Information and Factors That May Affect Future Results,” as well as in its subsequent reports on Form 8-K, all of which are filed with the U.S. Securities and Exchange Commission and available at www.sec.gov and www.pfizer.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ Margaret M. Madden
Margaret M. Madden
Senior Vice President and Corporate Secretary
Chief Governance Counsel

Dated: December 21, 2018